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EXHIBIT 4.1

EXECUTION

AMENDMENT NO. 3 TO FIVE YEAR CREDIT AGREEMENT

    This Amendment No. 3 to Five Year Credit Agreement dated as of August 23, 2001 (this "Amendment") is entered into with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among PARK PLACE ENTERTAINMENT CORPORATION, the Lenders, Syndication Agent and Documentation Agents referred to therein, and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement. The Borrower and the Administrative Agent (acting with the consent of the Required Lenders pursuant to Section 9.04 of the Credit Agreement) hereby agree with reference to the following facts:

    A.  Concurrently with the effectiveness of this Amendment, the Borrower is entering into a $1,430,000,000 Multi-Year Credit Agreement of even date herewith with the lenders named therein and Bank of America as Administrative Agent providing for a two year extension of the maturity of the Credit Agreement following the termination of the Credit Agreement;

    B.  Concurrently with the effectiveness of this Amendment, the Borrower is entering into a $1,500,000,000 Short Term Credit Agreement dated as of August 23, 2001 with certain lenders named therein, and Bank of America, N.A., as Administrative Agent (the "Short Term Credit Agreement") to become effective on August 23, 2001 (concurrently with the termination of the Borrower's existing Short Term Credit Agreement dated as of August 28, 2000);

    C.  The Borrower has requested an increase in the amount of the credit facilities provided under the Credit Agreement to be effective concurrently with the effectiveness of this Amendment.

    D.  The Borrower and the Administrative Agent, acting on behalf of the Lenders with the consent of the Required Lenders, desire to make certain conforming amendments to the Credit Amendment as set forth herein.

    NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:

    1.  Exercise of Commitment Increase Option.  It is agreed that the Commitment is hereby increased to the principal amount of $2,032,000,000 concurrently with the effectiveness of this Amendment in accordance with Section 2.23 of the Agreement, notwithstanding any technical non-conformity with the procedures set forth in that Section, with the increased commitment being assumed by the Lenders which are party to the Joinder and Assumption Agreement described in Section 4 hereof. In furtherance of the foregoing, the definition of "Commitment" is hereby amended to read in full as follows:

  "Commitment" means, as to each Lender, the commitment of that Lender to make Loans and to participate in Letters of Credit and Swing Line Loans, in each case as such amount may be reduced from time to time pursuant to Section 2.12, 2.13, 2.14 or 2.24, or increased pursuant to Section 2.23. As of August 23, 2001, the aggregate amount of the Commitments under this Agreement is $2,032,000,000.

    2.  Section 2.15—Extensions of the Termination Date.  Section 2.15 of the Credit Agreement is hereby deleted in its entirety.

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    3.  Section 5.09—Use of Proceeds.  Section 5.09 of the Credit Agreement is hereby amended to read in full as follows:

  "5.09 Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U other than "margin stock" issued by the Borrower which is retired upon purchase or for any purpose which violates Section 5.08."

    4.  Section 5.10—Leverage Ratio.  Section 5.10 of the Credit Agreement is hereby amended to read in full as follows:

  "5.10 Leverage Ratio. The Leverage Ratio will not, as of the last day of any fiscal quarter of the Borrower described in the matrix below, exceed the ratio set forth opposite that fiscal quarter:

Fiscal Quarters Ending	Maximum Ratio
June 30, 2001 through and including December 31, 2001	4.75:1.00
Later Fiscal Quarters	4.50:1.00."

    5.  Conditions Precedent.  The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of:

      (a) written consents hereto executed by the Required Lenders, substantially in the form of Exhibit A hereto;

      (b) a Joinder and Assumption Agreement with respect to the Credit Agreement executed by the Borrower, the Administrative Agent, each new Lender becoming a party to the Credit Agreement concurrently with the effectiveness of this Amendment and each existing Lender which is increasing its Commitment under the Credit Agreement, substantially in the form of Exhibit B hereto;

      (c) Fees paid by the Borrower in the amount heretofore agreed upon among the Lead Arranger, the Administrative Agent and the Borrower on account of each Lender executing a Joinder and Assumption Agreement;

      (d) Notes for each new Lender becoming a party to the Credit Agreement pursuant to the Joinder and Assumption Agreement in the amounts of their respective Commitments; and

      (e) the executed Short Term Credit Agreement, in the form previously distributed to the Lenders, to be effective as of August 23, 2001 and providing for short term credit facilities in an aggregate principal amount of not less than $1,500,000,000.

    6.  Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date of this Amendment, no Default or Event of Default has occurred and remains continuing.

    7.  Confirmation.  In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

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    IN WITNESS WHEREOF, the Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

PARK PLACE ENTERTAINMENT CORPORATION
By:	/s/ SCOTT LAPORTA Scott LaPorta, Executive Vice President and Chief Financial Officer
BANK OF AMERICA, N.A., as Administrative Agent on behalf of the Required Lenders
By:	/s/ JANICE HAMMOND Janice Hammond, Vice President

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[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

BANK OF AMERICA, N.A. [Name of Lender]
By:	/s/ GEORGE HAUSLER
Title:	Managing Director

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

BANKERS TRUST COMPANY [Name of Lender]
By:	/s/ STEVEN P. LAPHAM
Title:	Director

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

THE BANK OF NOVA SCOTIA [Name of Lender]
By:	/s/ JED RICHARDSON
Title:	Director

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

SOCIÉTÉ GÉNÉRALE [Name of Lender]
By:	/s/ CARINA T. HUYNH
Title:	Vice President

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

FIRST UNION NATIONAL BANK [Name of Lender]
By:	/s/ MARK B. FELKER
Title:	Senior Vice President

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

WELLS FARGO BANK, NATIONAL ASSOCIATION [Name of Lender]
By:	/s/ BRAD PETERSON
Title:	Senior Vice President

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

THE BANK OF NEW YORK [Name of Lender]
By:	/s/ MEHRASA RAYGANI
Title:	Vice President

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES [Name of Lender]
By:	/s/ CHRISTIAN JAGENBERG
Title:	SVP and Manager
By:	/s/ WERNER SCHMIDBAUER
Title:	SVP

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES [Name of Lender]
By:	/s/ DEBORAH CARLSON
Title:	Director
By:	/s/ STEPHEN A. KOVACH
Title:	Associate

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

THE FUJI BANK, LIMITED [Name of Lender]
By:	/s/ MR. SHINZO NISHITATE
Title:	Director

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

THE INDUSTRIAL BANK OF JAPAN, LIMITED [Name of Lender]
By:	/s/ STEVEN SAVOLDELLI
Title:	Vice President & Manager

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

WACHOVIA BANK N.A. [Name of Lender]
By:	/s/ SHAWN JANKO
Title:	Vice President

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

CREDIT LYONNAIS LOS ANGELES BRANCH [Name of Lender]
By:	/s/ DIANNE M. SCOTT
Title:	Senior Vice President/Manager

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

U.S. BANK NATIONAL ASSOCIATION [Name of Lender]
By:	/s/ SCOTT J. BELL
Title:	Vice President

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

ERSTE BANK [Name of Lender]
By:	/s/ ROBERT J. WAGMAN
Title:	Vice President, Erste Bank New York Branch
By:	/s/ JOHN S. RUNNION
Title:	Managing Director, Erste Bank New York Branch

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

FIRST TENNESSEE BANK NATIONAL ASSOCIATION [Name of Lender]
By:	/s/ JAMES H. MOORE, JR.
Title:	Senior Vice President

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

THE TOKAI BANK, LIMITED—NEW YORK BRANCH [Name of Lender]
By:	/s/ SHINICHI NAKATANI
Title:	Assistant General Manager

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

TRUSTMARK NATIONAL BANK [Name of Lender]
By:	/s/ CRAIG E. SOSEBEE
Title:	Vice President

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

THE PEOPLES BANK, BILOXI, MS [Name of Lender]
By:	/s/ CHEVIS C. SWETMAN
Title:	President and CEO

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

BANK OF SCOTLAND [Name of Lender]
By:	/s/ JOSEPH FRATUS
Title:	Vice President

[Exhibit A to Amendment]

CONSENT OF LENDER

    This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Five Year Credit Agreement dated as of December 31, 1998 (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000, the "Credit Agreement"), among Park Place Entertainment Corporation, the Lenders, Syndication Agent and Documentation Agents referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

    The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to Five Year Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned, and the execution and delivery of the proposed Joinder and Assumption Agreement attached to said Amendment No. 3 by the parties thereto.

HIBERNIA NATIONAL BANK [Name of Lender]
By:	/s/ ROSS S. WALES
Title:	Vice President

[Exhibit B to Amendment]

JOINDER AND ASSUMPTION AGREEMENT

    THIS JOINDER AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of August 23, 2001 is among Park Place Entertainment Corporation (the "Borrower") Bankers Trust Company and The Fuji Bank, Limited (the "Increasing Lenders"), and Bank of America, N.A., as the Administrative Agent, pursuant to the Five Year Credit Agreement referred to below among the Borrower, the Lenders referred to therein and Administrative Agent. Capitalized terms used but not defined in this Agreement shall have the meanings defined for those terms in the Credit Agreement.

RECITALS

    A.  Pursuant the Five Year Credit Agreement dated as of December 31, 1998 among the Borrower, the lenders referred to therein, and the Administrative Agent (as amended by Amendment No. 1 dated as of August 31, 1999 and Amendment No. 2 dated as of August 28, 2000 and as further amended from time to time (including by Amendment No. 3 as hereinafter defined), the "Credit Agreement"), such lenders have heretofore provided a $2,000,000,000 senior credit facility to the Borrower.

    B.  Pursuant to Section 2.23 of the Credit Agreement the Borrower has requested that the aggregate amount of the Lenders' Commitments be increased from $2,000,000,000 to $2,032,000,000.

    C.  Concurrently herewith, the Credit Agreement is being amended pursuant to an Amendment No. 3 thereto (the "Amendment No. 3"), and it is intended that the transactions contemplated herein shall become effective concurrently with the effectiveness of such Amendment No. 3.

    D.  Each of the Increasing Lenders has agreed to assume an increased Commitment under the Credit Agreement.

      NOW THEREFORE, the parties hereto agrees as follows:

AGREEMENT

    1.  Effective Date.  Concurrently with the effectiveness of the Amendment No. 3, the assumptions and increase in the Commitments described herein shall be effective (such date being referred to herein as the "Amendment Date"). The Administrative Agent shall provide prompt notice of the Amendment Date to the parties hereto.

    2.  Assumption by Increasing Lenders.  By signing this Agreement and under and pursuant to Section 2.23 of the Credit Agreement, each of the Increasing Lenders severally agrees that, as of the Amendment Date, its Commitment shall be increased to the amount as described in a separate writing provided to each Increasing Lender by the Administrative Agent.

    3.  No Modifications of Credit Agreement.  Nothing contained in this Agreement shall be construed to amend or modify the terms of the Loan Documents other than to effectuate the joinder and assumptions contemplated herein.

    4.  Representations and Warranties of Increasing Lenders.  Each Increasing Lender hereby severally represents and warrants as follows:

      (a) Such Increasing Lender has duly authorized, executed and delivered this Agreement and it is legally entitled to enter into the transactions contemplated herein.

      (b) Such Increasing Lender has obtained all consents, if any, which are required for the increase in its Commitment pursuant hereto, including the consent of each Lender or other

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  financial institution, if any, to which such Increasing Lender has granted a participation in its Commitment.

    5.  Fees.  In consideration for the joinder and assumptions described herein, the Borrower shall pay to each Increasing Lender the fees described in letter agreements between each such Lender and the Lead Arranger and advised by the Lead Arranger to the Borrower.

    6.  Beneficiaries of this Agreement.  Each Increasing Lender hereby severally acknowledges and agrees that the Agreement set forth herein are for the express benefit of the Borrower, the Administrative Agent and the other Lenders and their respective successors and permitted assigns.

    7.  Governing Law.  This Agreement and the transactions contemplated hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California.

      IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first above written.

"Increasing Lenders"
BANKERS TRUST COMPANY
By:	/s/ STEVEN P. LAPHAM
Name:	Steven P. Lapham
Title:	Director
THE FUJI BANK, LIMITED
By:	/s/ SHINZO NISHITATE
Name:	Mr. Shinzo Nishitate
Title:	Senior Vice President

2

ACKNOWLEDGED AND AGREED TO:
BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ JANICE HAMMOND Janice Hammond, Vice President
PARK PLACE ENTERTAINMENT CORPORATION
By:	/s/ SCOTT LAPORTA Scott A. LaPorta, Executive Vice President and Chief Financial Officer

3

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  EXHIBIT 4.1
EXECUTION
AMENDMENT NO. 3 TO FIVE YEAR CREDIT AGREEMENT
[Exhibit A to Amendment] CONSENT OF LENDER
[Exhibit A to Amendment] CONSENT OF LENDER
[Exhibit A to Amendment] CONSENT OF LENDER